UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 27, 2011

Torvec Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Mt. Read Blvd, Bldg 3, Rochester, New York		14615
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On January 27th 2011 Torvec conducted its annual meeting of common shareholders. Mr. Robert F. Fishback, the company’s Chief Financial Officer and Secretary, reported the results with respect to six matters which had been presented for shareholder vote at the annual meeting. Mr. Fishback’s report to the shareholders follows:

PROPOSAL 1 -- ELECTION OF DIRECTORS

I AM DELIGHTED TO TELL YOU THAT ALL OF THE DIRECTORS RECOMMENDED BY OUR NOMINATING COMMITTEE FOR YOUR APPROVAL:

GARY A. SICONOLFI,
RICHARD A. KAPLAN,
KEITH E. GLEASMAN,
THOMAS F. BONADIO,
WILLIAM W. DESTLER,
ASHER J. FLAUM,
JOHN W. HEINRICY,
CHARLES N. MILLS,
AND E. PHILIP SAUNDERS,

HAVE BEEN ELECTED AS YOUR DIRECTORS FOR THE FORTHCOMING YEAR.

ALL DIRECTORS RECEIVED OVER 90% OF THE VOTES CAST.

PROPOSAL 2 -- THE APPOINTMENT OF EISNERAMPER LLP

I AM ALSO PLEASED TO ANNOUNCE THAT THE AUDIT COMMITTEE’S APPOINTMENT OF EISNERAMPER LLP AS TORVEC’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2010 HAS BEEN RATIFIED BY OVER 99% OF THE VOTES CAST.

PROPOSAL 3 -- APPROVAL OF 2011 STOCK OPTION PLAN

OUR SHAREHOLDERS HAVE ALSO APPROVED THE BOARD’S ADOPTION OF THE COMPANY’S 2011 STOCK OPTION PLAN WITH OVER 97% OF THE VOTES CAST.

PROPOSAL 4 -- APPROVAL OF STAND-ALONE STOCK OPTIONS

IN THE PROXY STATEMENT DISTRIBUTED TO OUR SHAREHOLDERS FOR THIS ANNUAL MEETING, WE DESCRIBED A NUMBER OF STOCK OPTIONS GRANTED BY THE BOARD TO OUR NEW EXECUTIVE OFFICERS, OUR NEW DIRECTRORS AND RETIRING DIRECTORS. I AM PLEASED TO REPORT THAT THESE OPTION GRANTS HAVE BEEN RATIFIED BY OUR SHAREHOLDERS WITH OVER 97% OF THE VOTES CAST.

PROPOSALS 5 & 6 -- ADVICE ON EXECUTIVE COMPENSATION; AND THE FREQUENCY OF ADVICE

IN NOVEMBER OF 2010, THE SEC MANDATED THAT ALL PUBLIC COMPANIES SEEK SHAREHOLDER ADVICE ON THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROGRAMS AS WELL AS TO OBTAIN SHAREHOLDER INPUT ON HOW OFTEN THE ADVICE ON EXECUTIVE COMPENSATION SHOULD BE SOUGHT.

IN OUR PROXY STATEMENT, WE OUTLINED OUR EXISTING COMPENSATION STRUCTURE FOR OUR EXECUTIVE OFFICERS. I AM PLEASED TO REPORT THAT OVER 98% OF THE VOTES CAST APPROVED OUR EXECUTIVE OFFICER COMPENSATION POLICIES. I AM ALSO PLEASED THAT OUR SHAREHOLDERS APPROVED MANAGEMENT’S RECOMMENDATION THAT WE SEEK YOUR ADVICE ON EXECUITIVE COMPENSATION ISSUES AT LEAST ANNUALLY RATHER THAN ONCE EVERY TWO OR THREE YEARS. THIS PROPOSAL RECEIVED OVER 98% OF THE VOTES CAST.

Mr. Fishback also announced the appointment of three independent directors of each of the company’s Audit Committee, Nominating Committee, & Governance and Compensation Committee. The appointees are as follows:

AUDIT COMMITTEE

THOMAS BONADIO HAS BEEN APPOINTED AS THE COMMITTEE CHAIR AND WILL SERVE AS THE COMPANY’S DESIGNATED FINANCIAL EXPERT, AND HE WILL BE JOINED ON THE COMMITTEE BY PHILIP SAUNDERS, AND ASHER FLAUM.

NOMINATING COMMITTEE

GARY SICONOLFI HAS BEEN APPOINTED AS THE COMMITTEE CHAIR, AND WILL BE JOINED BY GENERAL CLARK, AND ASHER FLAUM.

GOVERNANCE AND COMPENSATION COMMITTEE

DR. DESTLER HAS BEEN APPOINTED AS THE COMMITTEE CHAIR, AND WILL BE JOINED BY CHARLES MILLS, AND JOHN HEINRICY.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torvec Inc.

January 31, 2011	By:	Richard Kaplan

Name: Richard Kaplan
Title: CEO